                                                                    Exhibit 10.4

                      SPECIALTY PRODUCTS & INSULATION CO.

                             1998 STOCK OPTION PLAN
                             ----------------------

                                  I.  THE PLAN

          1.  Purpose.  The purpose of this  Specialty Products & Insulation Co.
              -------
1998 Stock Option Plan (the "Plan") is to provide a means whereby Specialty Products & Insulation Co. (the "Company") may, through the grant of stock options, stock appreciation rights and/or restricted stock ("Awards") to Key Employees, as defined below, attract and retain persons of ability as employees and directors, and motivate such persons to exert their best efforts on behalf of the Company or any present or future Subsidiary thereof. As used herein, the term "Subsidiary" shall mean any corporation which at the time an option, stock appreciation right or share of restricted stock is granted under this Plan qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), or any similar provision hereafter enacted, except that such term shall not include any corporation which is classified as a foreign corporation pursuant to Section 7701 of the Code. The term "Key Employees" shall mean those employees (including officers who are also employees) and directors of the Company or of any Subsidiary, who, in the judgment of the Committee, defined in Section 2 of this Article I, are considered especially important to the future of the Company. The options to purchase common stock, $0.01 par value, of the Company ("Stock") granted under the Plan (the "Options") are intended to be either incentive stock options within the meaning of Section 422 of the Code ("Incentive Stock Options") or options that do not meet the requirements for Incentive Stock Options ("Nonqualified Stock Options").

          2.  Administration of the Plan.  (a)  The Plan shall be administered
              --------------------------
by the Compensation and Benefits Committee (the "Committee") of the Board of Directors of the Company (the "Board"). Notwithstanding the foregoing, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including, but not limited to, establishing procedures to be followed by the Committee, except with respect to matters which under any applicable law, regulation or rule, are required to be determined in the sole discretion of the Committee. If and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. The functions of the Committee may be performed by another standing committee of the Company's Board or a portion thereof (provided that the members are qualified hereunder) and all references hereunder to the Committee shall be deemed to refer to such committee or portion thereof.

          (b) The Committee shall consist of not less than two members of the Board. Members of the Committee shall be appointed by the Board and serve at the Board's pleasure. Appointment of Committee members shall be effective upon their acceptance of such appointment. Each member of the Committee shall be a member of the Board. Committee members may be removed by the Board at any time either with or without cause, and such members may resign at any time by delivering notice thereof to the Board. Any vacancy
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occurring in the membership of the Committee shall be filled by appointment by the Board. A majority of the members of the entire Committee shall constitute a quorum and the actions of a majority of the members of the Committee in attendance at a meeting at which a quorum is present, or actions by a written instrument signed by all members of the Committee, shall be the actions of the Committee. A member of the Committee who is eligible to receive an Award under the Plan shall not vote on any question relating specifically to that member.

          (c) The Committee may interpret the Plan, prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the Plan or for the continued qualification of any Options granted to Key Employees, and make such other determinations and take such other actions as it deems necessary or advisable. Without limiting the generality of the foregoing sentence or paragraph (a) of this Section 2 and in addition to the powers otherwise expressly designated to the Committee in the Plan, the Committee shall have the exclusive right and discretionary authority to interpret the Plan and the Award Agreements (as defined in Section 4 of Article II below); construe any ambiguous provision of the Plan and/or the Award Agreements; decide all questions concerning eligibility for and the amount of Awards granted under the Plan; and establish and administer any terms, conditions, performance goals, performance targets, restrictions, limitations, forfeiture, vesting or exercise schedule, and other provisions of or relating to any Awards. The Committee may establish, amend, waive and/or rescind rules and regulations and administrative guidelines for carrying out the Plan and may correct any errors, supply any omissions or reconcile any inconsistencies in the Plan and/or any Award Agreement or any other instrument relating to any Awards. The Committee shall have the authority to adopt such procedures and subplans and grant Awards on such terms and conditions as the Committee determines necessary or appropriate to permit participation in the Plan by individuals otherwise eligible to so participate who are foreign nationals or employed outside of the United States, or otherwise to conform to applicable requirements or practices of jurisdictions outside of the United States; and take any and all such other actions it deems necessary or advisable for the proper operation and/or administration of the Plan. The Committee may, in its discretion, treat all or any portion of any period during which a Key Employee is on military leave or on an approved leave of absence from the Company or a Subsidiary as a period of employment by the Company or such Subsidiary, as the case may be, and not as an interruption of employment, for purposes of maintaining the Key Employee's continuous status as an employee and accrual of rights under any Awards. The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan. Decisions, interpretations and actions by the Committee with respect to the Plan and any Award Agreement shall be final, conclusive and binding on all persons having or claiming to have any right or interest in or under the Plan and/or any Award Agreement.

          (d) The Committee may consult with counsel who may be counsel to the Company. The Committee may, with the approval of the Board, employ such other attorneys or consultants, accountants, appraisers, brokers or other persons as it deems necessary or appropriate. In accordance with Section 16 of Article VI, the Committee shall not incur any liability for any action taken in good faith in reliance upon the advice of such counsel or such other persons.
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                                                                          Page 3

          (e) In serving on the Committee, the members thereof shall be entitled to indemnification as directors of the Company, and to any limitation of liability and reimbursement as directors with respect to their services as members of the Committee.

          (f) Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may, in its discretion, allocate all or any portion of its responsibilities and powers under this
Section 2 to any one or more of its members and/or delegate all or any part of its responsibilities and powers under this Section 2 to any person or persons selected by it; provided, however, the Committee may not delegate its authority to grant Awards or correct errors, omissions or inconsistencies in the Plan. Any such authority delegated or allocated by the Committee under this paragraph (f) shall be exercised in accordance with the terms and conditions of the Plan and any rules, regulations or administrative guidelines that may from time to time be established by the Committee, and any such allocation or delegation may be revoked by the Committee at any time.

          (g) Awards may be granted by the Company from time to time to Key Employees to purchase an aggregate of [_______________] shares of Stock (subject to adjustment hereunder). The Company shall reserve said number of shares for Awards granted under the Plan subject to adjustment as provided in Section 1 of
Article VI. The shares issued upon the exercise of Options and stock appreciation rights and the award of restricted Stock under the Plan may be authorized and unissued shares or shares held by the Company in its treasury. If any Awards granted hereunder should expire, be forfeited or become unexercisable for any reason without having been exercised or vested in full, the unpurchased or forfeited shares which were subject to an Award shall, unless the Plan shall have been terminated, be available for the grant of other Awards under the Plan.

                                  II.  OPTIONS

          1.  Options.  Subject to the provisions of the Plan, the Committee may
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grant Options from time to time in accordance with provisions of this Article
II.

          2.  Shares Subject to Options. Options may be granted by the Company
              -------------------------
from time to time to Key Employees to purchase an aggregate of [________]shares of Stock (subject to adjustment hereunder).

          3.  Grant of Options to Key Employees.  (a)  Subject to the provisions
              ---------------------------------
of the Plan, and in particular this Article II, the Committee shall (i)
determine and designate from time to time those Key Employees to whom Options are to be granted and the number of shares of Stock to be optioned to each such employee and (ii) determine the time or times when and the manner in which each Option shall be exercisable and the duration of the exercise period. A Key Employee who has been selected, pursuant to this Section 3, to participate in the Plan, and who has been granted an Option under the Plan in accordance with the terms and conditions set forth in Section 4 of Article II shall be considered an "Optionee" under the Plan. Notwithstanding the above, no Option shall be granted pursuant to this Section 3 after the expiration of ten (10) years from the effective date of the Plan as defined in Section 19 of Article VI hereof. Except as specifically set forth in the Award Agreement, no Option may be
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                                                                          Page 4

exercised prior to the third anniversary of the date of grant and such exercise may be conditioned upon the Company achieving certain performance objectives, as specified in each Optionee's Award Agreement.

          (b) Options need not be identical and in fixing the terms of any Option, the Committee may take into account such individual factors bearing on the value of an employee as it considers appropriate.

          4.   Terms and Conditions of Options.  Each Option granted under the
               -------------------------------
Plan to a Key Employee pursuant to Section 3 of Article II hereof shall be evidenced by an agreement with the Optionee (an "Award Agreement") in a form approved by the Committee; however, two or more Options to a single Optionee may be combined in a single Award Agreement. An Award Agreement shall not be a precondition to the granting of an Option; however, no person shall have any rights under any Option unless and until the Optionee to whom the Option shall have been granted (i) shall have executed and delivered to the Company an Award Agreement or other instrument evidencing the Option, unless such Award Agreement provides otherwise, and (ii) has otherwise complied with the applicable terms and conditions of the Option. The Committee shall prescribe the form of all Award Agreements, and, subject to the terms and conditions of the Plan, shall determine the content of all Award Agreements. Any Award Agreement may be supplemented or amended in writing from time to time as approved by the Committee; provided that the terms and conditions of any such Award Agreement as supplemented or amended are not inconsistent with the provisions of the Plan. Each Option and Award Agreement shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate.

          (a) Option Period.  Subject to the terms of  Section 3 of Article II
              -------------
hereof, each Award Agreement shall specify the period of time with respect to which the Option is granted and exercisable and/or whether the exercise of the Option is conditioned upon the Company achieving certain performance objectives, as determined by the Committee, and shall provide that the Option shall expire at the end of such period. In no event shall any Incentive Stock Option be exercisable after the expiration of ten (10) years from the date of grant provided, however, that if the exercise price of the Incentive Stock Option is determined pursuant to Section 4(c)(2) of Article II hereof, an Incentive Stock Option shall not be exercisable after the expiration of five (5) years from the date of grant.

          (b) Date of Grant.  The date of grant of an Option to a Key Employee
              -------------
under the Plan shall, for all purposes, be the date on which the Committee makes the determination to grant such Option. Notice of the determination shall be given to each Key Employee to whom an Option is so granted within a reasonable time after the date of such grant.

          (c)  Option Price.
               ------------

          (1) The Option price per share of Stock subject to an Incentive Stock Option shall be determined by the Committee at the time the Incentive Stock Option is granted and shall not be less than the fair market value of one share of Stock on the date the Option is granted. The Option price per share of Stock subject to a Nonqualified Stock Option shall be
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determined by the Committee at the time the Nonqualified Stock Option is granted and shall not be less than the fair market value of one share of Stock on the date the Option is granted; provided, however, that in the case of a Nonqualified Stock Option granted within 60 days of the date the Company engages in its initial public offering, the Option price shall be the price per share in such offering. The Committee shall have full authority to determine the fair market value of a share of Stock. If the Stock is traded in the over-the-counter market, then such fair market value shall be deemed to be the arithmetical mean between the asked and the bid prices between the opening of the market and closing on such date, as reported by any market makers in the Stock. If the Stock is traded on an exchange, then such fair market value shall be deemed to be the arithmetical mean of the high and low prices at which it is quoted or traded between the opening of the market and closing on such day on the exchange on which it generally has the greatest trading volume.

          (2) If an Incentive Stock Option is granted to a Key Employee then owning Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary taking into account the attribution rules of Section 424(d) of the Code, then the Committee shall set the Incentive Stock Option price per share of Stock at 110% of the Incentive Stock Option price determined pursuant to subsection (1) of this Section 4(c).

          (d) Exercise of Incentive Stock Option.
              ----------------------------------

          (1) Each Award Agreement shall state whether such Option will or will not be treated as an Incentive Stock Option. No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code. No Incentive Stock Option shall be granted to any individual otherwise eligible to participate in the Plan who is not an employee of the Company or any Subsidiary on the date of granting of such Option. Any Incentive Stock Option granted under the Plan shall contain such terms and conditions, consistent with the Plan, as the Committee may determine to be necessary to qualify such Option as an "incentive stock option" under
Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Committee to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

          (2) Subject to subsection (3) below, the Award Agreement may provide that the Option may be exercised in such installments as the Committee may determine during the option period.

          (3) In the event the aggregate fair market value (determined at the time the option is granted) of Stock with respect to which Incentive Stock Options are exercisable for the first time by any Key Employee during any one calendar year (under this Plan and all other stock option plans of the Company or any Subsidiary) shall exceed $100,000, such Options shall be treated in part as Incentive Stock Options and in part as Nonqualified Stock Options, taking Options into account in the order in which they were granted. In such a case, the Company may designate the shares of Stock that are to be treated as Stock acquired pursuant to the exercise of an Incentive Stock Option by issuing a separate certificate for such
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                                                                          Page 6

shares and identifying the certificate as Incentive Stock Option shares in the Stock transfer records of the Company.

          (e) Exercise During Employment or Following Retirement, Termination,
              ----------------------------------------------------------------
Disability or Death.  Unless otherwise provided in the terms of an Award
-------------------
Agreement, an Option may be exercised by an Optionee only while the Optionee is an employee of the Company or a Subsidiary and has maintained continuous status as an employee since the date of the grant of the Option, except if the Optionee's continuous employment ceases by reason of the Optionee's voluntary termination of employment, retirement, involuntary termination due to staff reduction or other internal reorganization, as determined by the Committee, disability (as such term is defined in the Company's long-term disability plan) or death. If the continuous employment of an Optionee ceases as a result of the Optionee's voluntary termination of employment, retirement or involuntary termination due to staff reduction or other internal reorganization, the Optionee may, but only within a period of ninety (90) days beginning on the day following the date of such termination of employment (and no later than the date the Option would otherwise expire), exercise the Option to the extent that the Optionee was entitled to exercise it at the date of such termination of continuous employment. If the continuous employment of an Optionee is terminated as a result of the Optionee's disability, such Optionee may, but only within a one (1) year period from the date of such termination of employment (and no later than the date that the Option would otherwise expire), exercise the Option to the extent the Optionee was entitled to exercise the Option immediately prior to the Optionee's termination due to disability. If the continuous employment of an Optionee is terminated as a result of the Optionee's death, such Option of the deceased Optionee may be exercised, but only within one (1) year from the date of the Optionee's death (and no later than the date on which such Option would otherwise expire), by the person or persons (including the Optionee's estate) to whom the Optionee's rights under such Option shall have passed by will or by the laws of descent and distribution. Except as specifically set forth in the Award Agreement, termination of continuous employment for any other reason, other than for "cause" (as such term is defined in the Optionee's Award Agreement), shall result in the cancellation of the Option as of the thirtieth
(30th) day following the date of employment termination. The Award Agreement shall provide whether, and if so, to what extent, an Award may be exercised after termination of an Optionee's employment for "cause."

          The terms "continuous employment" and "continuous status as an employee" mean the absence of any interruption or termination of employment with the Company or with any present or future Subsidiary. Employment shall not be considered interrupted in the case of transfers between the Company and any Subsidiary or between Subsidiaries, nor in the case of any military leave or any approved leave of absence which the Committee, in its discretion, treats as a period of employment.

          (f) Non-transferability.  Except as provided by the Committee, no
              -------------------
Option granted to a Key Employee under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee.
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          (g) No Rights as Shareholder.  No Optionee or other person shall
              ------------------------
become the beneficial owner or have any rights to dividends or other rights of a shareholder with respect to any shares of Stock subject to the Optionee's Option prior to the date of issuance to the Optionee of a certificate or certificates for such shares.

          5.  Disposition of Shares by Key Employees.  With respect to shares of
              --------------------------------------
Stock acquired as a result of the exercise of an Incentive Stock Option, any disposition of such shares other than by will or by the laws of descent and distribution before the later of the expiration of the two (2) year period beginning on the date such Incentive Stock Option was granted or the expiration of the one (1) year period beginning on the date of the transfer of such shares pursuant to such exercise, will not be prohibited by the Plan, but may disqualify the disposition from receiving favorable tax treatment under Section 421(a) of the Code. The Committee may require an Optionee to give prompt Notice (as such term is defined below) to the Company concerning any disposition of shares of Stock received upon the exercise of an Incentive Stock Option within:
(i) two (2) years from the date of granting such Incentive Stock Option to such Optionee or (ii) one (1) year from the transfer of such shares of Stock to such Optionee or (iii) such other period as the Committee may from time to time determine. The Committee may direct that an Optionee with respect to an Incentive Stock Option undertake in the applicable Award Agreement to give such notice described in the preceding sentence, at such time and containing such information as the Committee may prescribe, and/or that the certificates evidencing shares of Stock acquired by exercise of an Incentive Stock Option refer to such requirement to give such notice. Notice shall mean written notice actually received by the Company at its executive offices on the day of such receipt, if received on or before 1:30 p.m., on a day when the Company's executive offices are open for business, or, if received after such time, such notice shall be deemed received on the next such day, which notice may be delivered in person to the Company's Chief Financial Officer or sent by facsimile to the Company, or sent by certified or registered mail or overnight courier, prepaid, addressed to the Company at __________, Attention: Michael J. Hughes.

          6.  Code Requirements for Incentive Stock Options.  Each Incentive
              ---------------------------------------------
Stock Option Award Agreement shall contain such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify such Incentive Stock Option as an Incentive Stock Option within the meaning of
Section 422 of the Code.

                     III.  EXERCISE AND PURCHASE PROVISIONS

          1.  Limitation on Exercise of Options.  Each Option granted under the
              ---------------------------------
Plan shall provide that the option may not be exercised in whole or in part by the Optionee for less than 100 shares of Stock unless only less than 100 shares of Stock remain subject to the Option. In addition, an Option may not be exercised for a fractional share.

          2.  Payment of Purchase Price upon Exercise of Option.  Each Option
              -------------------------------------------------
granted under the Plan shall provide that the purchase price of the shares as to which the Option is exercised will be paid to the Company at the time of exercise: (i) in United States dollars by personal check, bank draft, money order or wire transfer; (ii) if permitted by applicable law, with Stock, duly endorsed for transfer to the Company, already owned by the Optionee for at
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                                                                          Page 8

least six (6) months prior to the tender thereof and not used for another such exercise during such six (6) month period, having a total fair market value on the date of such exercise of the Option equal to such purchase price of such shares of Stock, or (iii) by any combination of the consideration provided for in the foregoing clauses (i) and (ii). Upon exercise of an Option, the Optionee must accompany the payment of the purchase price of the Option with the full payment of applicable taxes, if any, in accordance with Section 11 of Article VI below.

          3.  Procedure for Exercising Options.  (a)  Each Option granted under
              --------------------------------
the Plan shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and the Award Agreement.

          (b) An Option may be exercised, subject to the applicable provisions of the Plan relative to its termination and limitations on its exercise, from time to time only by (i) Notice of intent to exercise the Option with respect to a specified number of shares and, contemporaneously with delivery of such Notice and (ii) tender of the purchase price as provided in Section 2 of Article III hereof. Each such Notice and payment shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Chief Financial Officer of the Company at its executive offices.

          4.  Buy-Out of Options.  To the extent provided in each Optionee's
              ------------------
Award Agreement, the Company may purchase the Options from the Optionee in an amount based on the difference between the fair market value of the Options (as such term is described in Section 4(c)(1) of Article II) on the date of such purchase and the exercise price of the Options.

                         IV.  STOCK APPRECIATION RIGHTS

          1.  Stock Appreciation Rights.  Subject to the provisions of the Plan,
              -------------------------
the Committee may grant stock appreciation rights ("SARs") to Key Employees from time to time in accordance with the provisions of this Article IV. Each SAR shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith as the Committee shall determine and which are set forth in the applicable Award Agreement.

          2.  General Terms and Conditions.  SARs may be granted by the
              ----------------------------
Committee from time to time to Key Employees on such terms and conditions as the Committee deems appropriate in each case. A SAR granted to a Key Employee shall entitle the Key Employee to receive from the Company an amount equal to the positive difference, if any, between the fair market value of a share of Stock at the time the SAR is granted and the fair market value of a share of Stock on the date of exercise of the SAR.

          3.  Grants.  SARs may be granted in tandem with an Option, in addition
              ------
to an Option, or may be freestanding and unrelated to an Option. With respect to Incentive Stock Options, SARs must be granted concurrently with the Incentive Stock Options to which they relate. With respect to Nonqualified Stock Options, SARs may be granted concurrently or at any time thereafter or prior to the exercise or expiration of the Nonqualified Stock Options to which they relate.
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                                                                          Page 9

          4.  Exercise.
              --------

          (a) No SAR shall be exercisable earlier than six months after its grant.

          (b) A SAR may be exercised by a Key Employee only while the Key Employee is an employee of the Company or a Subsidiary; provided, however, that in the event employment terminates due to the disability or death of the Key Employee, the SAR may be exercised within the one year period from the date of employment termination.

          5.  Payment.  Payment by the Company may be made in shares of  Stock
              -------
valued at the then fair market value thereof, in cash, or a combination of cash and shares of Stock, as determined by the Committee. In the case of SARs granted in tandem with Incentive Stock Options, the Committee shall establish the form(s) of payment at the date of grant.

          6.  Tandem Incentive Stock Option/SAR.  Whenever an Incentive Stock
              ---------------------------------
Option and SAR are granted together and the exercise of one affects the right to exercise the other, the following requirements shall apply:

          (a) The SAR shall expire no later than the expiration of the corresponding Incentive Stock Option;

          (b) The SAR may be for no more than the difference between the exercise price of the corresponding Incentive Stock Option and the market price of the Stock subject to the Incentive Stock Option at the time the SAR is exercised;

          (c) The SAR may be transferred only when the corresponding Incentive Stock Option is transferable, and under the same conditions;

          (d) The SAR may be exercised only when the corresponding Incentive Stock Option is eligible to be exercised; and

          (e) The SAR may be exercised only when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of the Stock subject to such Incentive Stock Option.

          7.  Non-Transferable.  The holder of a SAR may not transfer or assign
              ----------------
the SAR otherwise than by will or in accordance with the laws of descent and distribution. Furthermore, in the event of employment termination the right may be exercised only within the period, if any, which the Option to which it relates may be exercised.
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                                                                         Page 10

                              V.  RESTRICTED STOCK

          1.  Restricted Stock.  Subject to the provisions of the Plan, the
              ----------------
Committee may grant shares of restricted Stock ("Restricted Stock") to Key Employees from time to time in accordance with this Article V. All awards of Restricted Stock shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith as the Committee shall determine and which are set forth in the applicable Award Agreement.

          2.  Grants.  At the time of making a grant of Restricted Stock to a
              ------
Key Employee, the Committee shall determine the number of shares of Restricted Stock to be granted to the Key Employee, the duration of the restricted period after which (and the conditions under which) all or part of the Restricted Stock may vest in the Key Employee, the price (if any) to be paid for the Restricted Stock, and any other terms and conditions which the Committee may deem appropriate, including the establishment of criteria which would permit the Restricted Stock to vest on an accelerated basis.

          3.  Certificates and Payment. Each recipient of Restricted Stock
              ------------------------
hereunder, may, but need not, be issued one or more stock certificates in respect of shares of Restricted Stock. Stock certificates for shares of Restricted Stock shall be registered in the name of the recipient but shall be appropriately legended and returned to the Company by the recipient, together with a stock power, endorsed in blank by the recipient. As the Committee, in its discretion, may deem appropriate, in lieu of the issuance of certificates for any shares of Restricted Stock during the restricted period a "book entry" (i.e., a computerized or manual entry) may be made in the records of the
-----
Company, or its designated stock transfer agent, to evidence the ownership of such shares of Restricted Stock in the name of the applicable recipient. Such records of the Company or such agent shall, absent manifest error, be binding on all recipients of Restricted Stock hereunder. At the expiration of the restricted period, the Company shall deliver to the recipient of the Restricted Stock (or his legal representative) stock certificates representing shares of Restricted Stock which have vested.

          4.  Termination of Employment.  In the event a recipient of Restricted
              -------------------------
Stock ceases to be employed by the Company or a Subsidiary during the restricted period for reasons other than death or disability, all shares of Restricted Stock which have not previously vested in the recipient shall be forfeited to the Company. In the event employment terminates due to the recipient's death or disability, all shares of Restricted Stock shall immediately vest in the recipient.

          5.  Rights of Recipient of Restricted Stock.  The recipient of shares
              ---------------------------------------
of Restricted Stock shall be entitled to vote shares of Restricted Stock and shall be entitled to all dividends paid thereon, except that dividends paid in Stock or other property shall be subject to the same restrictions to the extent determined by the Committee.
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                                                                         Page 11


                         VI.  MISCELLANEOUS PROVISIONS

          1.  Adjustments in Event of Change in  Stock.  (a)  The existence of
              ----------------------------------------
the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or any Subsidiary, any issue of debt, preferred or prior preference stock ahead of or affecting Stock, the authorization or issuance of additional shares of Stock, the dissolution or liquidation of the Company or any Subsidiary, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

          (b)(i) In the event of any change in the Stock of the Company by reason of any stock dividend, stock split, reverse stock split, subdivision, recapitalization, reclassification, reorganization, merger, consolidation (whether or not the Company is a surviving corporation), combination, or exchange of shares of Stock, separation, or in the event of an extraordinary dividend, "spin-off," liquidation, other substantial distribution of assets of the Company or acquisition of property or stock, or rights offering to purchase Stock at a price substantially below fair market value, or of any similar change affecting the Stock, the number and kind of shares which thereafter may be optioned and sold under the Plan pursuant to Articles II and III hereof and the number and kind of shares subject to Option in outstanding Award Agreements and the purchase price per share thereof, as well as benefits, rights and features relating to SARs and shares of Restricted Stock shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, participants in the Plan.

          (ii) Fractional shares of Stock resulting from any adjustment in Awards pursuant to this subsection 1(b) shall be aggregated until, and eliminated at, the time of exercise of the affected Awards. Notice of any adjustment shall be given by the Committee to each Key Employee whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

          2.  Compliance With Other Laws and Regulations.  (a)  The Plan, the
              ------------------------------------------
grant and exercise of Options thereunder, the obligations of the Company to sell and deliver shares under such Options, the grant and exercise of SARs and the grant of Restricted Stock shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

          (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Stock pursuant to an Award is or may be in the circumstances unlawful or result in the imposition of taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the

Securities Act of 1933, as amended, or otherwise with respect to shares of Stock or Awards, and the right to exercise any Award shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of taxes on the Company.

          (c) Upon termination of any period of suspension under this Section 2, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to the shares which would otherwise have become available during the period of such suspension, but no suspension shall extend the term of any Award.

          3.  Modification of Awards.  At any time, and from time to time, the
              ----------------------
Board may authorize the modification of any outstanding Award, provided no such modification, extension or renewal shall confer on the holder of said Award any right or benefit which could not be conferred by the grant of a new Award at such time or materially impair the Award without the consent of the holder of the Award.

          4.  Amendment and Termination of the Plan.  The Board may amend,
              -------------------------------------
suspend or terminate the Plan except that no action of the Board may increase (other than as provided in Section 1 of Article VI hereof) the maximum number of shares of Stock permitted to be optioned under the Plan, reduce the minimum option price provided for in Section 4(c) of Article II or extend the period within which Awards may be exercised, unless such action of the Board shall be subject to approval or ratification by the shareholders of the Company.

          5.  Interpretation of Incentive Stock Options.  The terms of the Plan
              -----------------------------------------
which relate to the grant of Incentive Stock Options to Key Employees are intended to comply with rules and regulations regarding the qualification of Incentive Stock Options under Section 422 of the Code, and the Plan shall be interpreted and construed accordingly. Except with respect to certain disqualifying dispositions of Stock acquired as a result of the exercise of an Incentive Stock Option, which are not prohibited by the Plan, if a provision of the Plan conflicts with any such rule or regulation, then the provision of the Plan shall be void and of no force and effect.

          6.  No Rights to Continued Employment.  The Plan and any Award granted
              ---------------------------------
hereunder shall not confer upon any Key Employee any right with respect to continuance of employment by the Company or any Subsidiary nor shall they interfere in any way with the right of the Company or any Subsidiary employing a Key Employee to terminate the Key Employee's employment at any time.

          7.  No Rights to be Granted an Award.  The adoption of the Plan shall
              --------------------------------
not be deemed to give any employee of the Company or any Subsidiary or any other person any right to be selected to participate in the Plan or to be granted an Award under the Plan.

          8.  No Rights to Other Payments.  Nothing contained in the Plan or in
              ---------------------------
any Award Agreement shall be deemed to give any employee the right to receive any bonus, whether payable in cash or in Stock, or in any combination thereof, from the Company or any Subsidiary, nor be construed as limiting in any way the right of the Company or any Subsidiary to determine, in its sole discretion, whether or not it shall pay any employee bonuses, and, if so paid, the amount thereof and the manner of such payment.

          9.  Options and Rights in Substitution for Stock Options Granted by
              ---------------------------------------------------------------
Other Corporations.  Options may be granted under the Plan from time to time in
------------------
substitution for stock options held by employees of corporations who become or are about to become Key Employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary, or the acquisition by the Company or a Subsidiary of the assets of the employing corporation, or the acquisition by the Company or a Subsidiary of stock of the employing corporation as the result of which it becomes a Subsidiary. The terms and conditions of the substitute Options so granted may vary from the terms and conditions set forth in Section 4 of Article II of the Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.

          10.  Acceleration of Exercisability on Change in Control.  (a)  Upon a
               ---------------------------------------------------
Change in Control of the Company, all Options and SARs theretofore granted and not previously exercisable and all Restricted Stock theretofore granted but still subject to forfeiture, may, in the discretion of the Committee, become fully exercisable, in the case of Options and SARs, or fully vested, in the case of Restricted Stock, to the same extent and in the same manner as if they had become exercisable or vested by passage of time or by virtue of the Company achieving certain performance objectives in accordance with the relevant provisions of the Plan and any Award Agreement.

          For purposes of the Plan, a "Change in Control" of the Company shall mean:

          (i) a change in the Board during any twenty-four (24) month period ending on or after the effective date of the Plan, if the individuals who were directors of the Company at the beginning of the period cease during such period to constitute at least a majority of the Board;

          (ii) the acceptance and completion of a tender offer or exchange offer by any entity, person or group (including any affiliates of such entity, person or group, by other than an affiliate of Company) for twenty-five percent (25%) or more of the outstanding voting power of all capital stock of the Company;

          (iii) the acquisition by any entity, person or group (including any affiliates of such entity, person or group) of beneficial ownership, as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Securities Act"), of the Company's capital stock entitled to twenty-five percent (25%) or more of the outstanding voting power of all capital stock of the Company;

          (iv) immediately prior to the effective time of the merger, consolidation, division, share exchange, or any other transaction or a series of transactions outside the ordinary course of business involving the Company (a "Business Combination"), as a result of which (a) the holders of the outstanding voting capital stock of the Company immediately prior to such

Business Combination, excluding any shareholder who is a party to the Business Combination (other than the Company) or is such party's affiliate as defined in the Securities Act, hold less than seventy-five percent (75%) of the voting capital stock of the surviving or resulting corporation; or

          (v) the transfer of substantially all of the assets of the Company other than to a wholly owned subsidiary of the Company.

          (b) Notwithstanding anything set forth in Section
10(a)(i),(ii),(iii),(iv) or (v) of this Article VI, a Change in Control of the Company shall not be deemed to have occurred by virtue of Evercore Capital Partners, L.P. and Affiliates increasing its interest in the Company's capital stock by any amount.

          (c) The Committee may, in its discretion, provide that an Award cannot be exercised after a Change in Control, to the extent that such Award becomes subject to any acceleration, adjustment or conversion in accordance with Section 10(a) of this Article VI.

          11.  Tax Withholding Obligations.  (a)  The Company and/or any
               ---------------------------
Subsidiary are authorized to take whatever actions are necessary and proper to satisfy all obligations of recipients of Awards under the Plan (including, for purposes of this Section 11, any other person entitled to exercise an Award pursuant to the Plan or an Award Agreement) for the payment of all Federal, state, local and foreign taxes in connection with any Award (including, but not limited to, actions pursuant to the following paragraph (b) of this Section 11).

          (b) Each recipient of Awards under the Plan shall (and in no event shall Stock be delivered to an Award recipient with respect to an Award until), no later than the date as of which the value of the Award first becomes includible in the gross income of the Award recipient for income tax purposes, pay to the Company in cash, or make arrangements satisfactory to the Company, as determined in the Committee's discretion, regarding payment to the Company of, any taxes of any kind required by law to be withheld with respect to the Stock subject to such Award, and the Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such recipient. Notwithstanding the above, the Committee may, in its discretion and pursuant to procedures approved by the Committee, permit the recipient to (i) elect withholding by the Company of Stock otherwise deliverable to such recipient pursuant to such Award (provided, however, that the amount of any Stock so withheld shall not exceed the minimum required withholding obligation taking into account the recipient's effective tax rate and all applicable Federal, state, local and foreign taxes) and/or (ii) tender to the Company Stock owned by such recipient (or by such recipient and his or her spouse jointly) and acquired more than six (6) months prior to such tender in full or partial satisfaction of such tax obligations, based, in each case, on the fair market value of the Stock on the payment date as determined by the Committee.

          12.  Unfunded Plan.  The Plan shall be unfunded.  The Company shall
               -------------
not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares of Stock or the payment of cash upon exercise or payment of any

Award. Proceeds from the sale of shares of Stock pursuant to Awards granted under the Plan shall constitute general funds of the Company. The expenses of the Plan shall be borne by the Company.

          13.  Stock Acquired for Investment Purposes.  The Committee may
               --------------------------------------
require each person receiving Stock in connection with any Award under the Plan to represent and agree with the Company in writing that such person is acquiring the shares of Stock for investment without a view to the distribution thereof. The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares of Stock purchasable or otherwise receivable by any person under any Award as it deems appropriate. Any such restrictions shall be set forth in the applicable Award Agreement, and the certificates evidencing such shares of Stock may include any legend that the Committee deems appropriate to reflect any such restrictions.

          14.  Acceptance of Plan Terms.  By accepting any benefit under the
               ------------------------
Plan, each recipient of an Award under the Plan and each person claiming under or through such recipient shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Committee, the Company or the Board, in any case in accordance with the terms and conditions of the Plan.

          15.  No Rights to Additional Compensation.  Neither the adoption of
               ------------------------------------
the Plan nor anything contained herein shall affect any other compensation or incentive plans or arrangements of the Company or any Subsidiary, or prevent or limit the right of the Company or any Subsidiary to establish any other forms of incentives or compensation for their employees or directors, or grant or assume options or other rights otherwise than under the Plan.

          16.  Limits of Liability.  (a)  Any liability of the Company or any
               -------------------
Subsidiary to any recipient of an Award under the Plan with respect to any Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement.

          (b) Neither the Company nor any Subsidiary nor any member of the Committee or the Board, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability, in the absence of bad faith, to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

          17.  Governing Law.  The Plan shall be governed by and construed in
               -------------
accordance with the laws of the State of New York, without regard to such state's choice of law provisions, except as superseded by applicable Federal law.

          18.  Definitions.  The words "Article,"  "Section" and "paragraph"
               -----------
shall refer to provisions of the Plan, unless expressly indicated otherwise. Wherever any words are used in the Plan or any Award Agreement in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

          19.  Duration.   Following the adoption of the Plan by the Board, the
               --------
Plan shall become effective as of the date on which it is approved by the holders of a majority of the Company's outstanding Stock which is present and voted at a meeting, or by written consent in lieu of a meeting, which approval must occur within the period ending twelve (12) months after the date the Plan is adopted by the Board. The Plan shall terminate upon the earliest to occur of:

          (a) the effective date of a resolution adopted by the Board terminating the Plan;

          (b) the date all shares of Stock subject to the Plan are delivered pursuant to the Plan's provisions; or

          (c) ten (10) years from the date the Plan is approved by the Company's shareholders.

No Award may be granted under the Plan after the earliest to occur of the events or dates described in the foregoing paragraphs (a) through (c) of this Section 19; however, Awards theretofore granted may extend beyond such date.

          No such termination of the Plan shall affect the previously accrued rights of any recipient of an Award hereunder and all Awards previously granted hereunder shall continue in force and in operation after the termination of the Plan, except as they may be otherwise terminated in accordance with the terms of the Plan or an Award Agreement.

          20.  Successors and Assigns.  The Plan shall be binding upon the
               ----------------------
legally constituted successors of the Company. Upon the dissolution or merger of the Company into a successor corporation, or any transaction resulting in the transfer or exchange of shares involving the Company, the Plan shall be binding upon and, if required, shall be adopted by the shareholders of said successor entity. The obligations created under the Plan regarding adoption, implementation and exercise under the Plan shall be binding upon said successor entity.